                                                                    EXHIBIT 10.1

                      CATALYTICA COMBUSTION SYSTEMS, INC.

                                1995 STOCK PLAN
                          (AS AMENDED AUGUST 4, 1998)


    1.  Purposes of the Plan.  The purposes of this Stock Plan are to attract
        --------------------
and retain the best available persons for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants of the Company and its Parent and any Subsidiary and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan.

    2.  Definitions.  As used herein, the following definitions shall apply:
        -----------

         (a) "Administrator" means the Board or any of its Committees appointed
              -------------
pursuant to Section 4 of the Plan.

         (b) "Board" means the Board of Directors of the Company.
              -----

         (c) "Catalytica" means Catalytica, Inc., a Delaware Corporation.
              ----------

         (d) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (e) "Committee"  means a Committee appointed by the Board of Directors
              ---------
in accordance with Section 4 of the Plan.

         (f) "Common Stock" means the Common Stock of the Company.
              ------------

         (g) "Company" means Catalytica Combustion Systems, Inc., a Delaware
              -------
corporation.

         (h) "Consultant" means any person who is engaged by the Company or any
              ----------
Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any Director of the Company whether compensated for such services or not. If the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include Directors who are not compensated for their services or are paid only a Director's fee by the Company.

         (i) "Continuous Status as an Employee or Consultant" means that the
              ----------------------------------------------
employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 180 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

         (j) "Director" means a member of the Board of Directors of the Company.
              --------

         (k) "Disability" means total and permanent disability as defined in
              ----------
Section 22(e)(3) of the Code.

         (l) "Employee" means any person, including Officers and Directors,
              --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended.

         (n) "Fair Market Value" means, as of any date, the value of Common
              -----------------
Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

             (iii) In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator.

         (o) "Incentive Stock Option" means an Option intended to qualify as an
              ----------------------
incentive stock option within the meaning of Section 422 of the Code.

         (p) "Nonstatutory Stock Option" means an Option not intended to qualify
              -------------------------
as an Incentive Stock Option.

         (q) "Officer" means a person who is an officer of the Company within
              -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r)  "Option" means a stock option granted pursuant to the Plan.
               ------

         (s)  "Optioned Stock" means the Common Stock subject to an Option or a
               --------------
Stock Purchase Right.

         (t)  "Optionee" means an Employee or Consultant who receives an Option
               --------
or Stock Purchase Right.

         (u)  "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

         (v)  "Plan" means this 1995 Stock Plan.
               ----

         (w)  "Restricted Stock" means shares of Common Stock acquired pursuant
               ----------------
to a grant of a Stock Purchase Right under Section 11 below.

         (x)  "Section 16(b)" means Section 16(b) of the Securities Exchange Act
               -------------
of 1934, as amended.

         (y)  "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 12 below.

         (z)  "Stock Purchase Right" means a right to purchase Common Stock
               --------------------
pursuant to Section 11 below.

         (aa) "Subsidiary" means a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of
        -------------------------
the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 1,162,125 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

    4.  Administration of the Plan.
        --------------------------

         (a) Initial Plan Procedure.  Prior to the date, if any, upon which the
             ----------------------
Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

         (b) Plan Procedure after the Date, if any, upon which the Company
             -------------------------------------------------------------
becomes Subject to the Exchange Act.
-----------------------------------

             (i)   Multiple Administrative Bodies. If permitted by Rule 16b-3,
                   ------------------------------
the Plan may be administered by different bodies with respect to Directors, Officers and Employees who are neither Directors nor Officers.

             (ii)  Administration with Respect to Directors and Officers.  With
                   -----------------------------------------------------
respect to grants of Options and Stock Purchase Rights to Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with the rules under Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

             (iii) Administration with Respect to Other Employees and
                   --------------------------------------------------
Consultants. With respect to grants of Options and Stock Purchase Rights to
-----------
Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements, if any, relating to the administration of incentive stock option plans, applicable state corporate and securities laws, of the Code, and of any applicable stock exchange or national market system upon which the Common Stock is then listed or traded (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

         (c) Powers of the Administrator.  Subject to the provisions of the Plan
             ---------------------------
and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

              (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

              (iv) to determine the number of Shares to be covered by each such award granted hereunder;

              (v)    to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

              (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

         (d) Effect of Administrator's Decision.  All decisions, determinations
             ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options, Stock Purchase Rights or Restricted Stock.

    5.  Eligibility.
        -----------

        (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.

        (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they are granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to the continuation of the Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

    6.  Term of Plan.  The Plan shall become effective upon the earlier to occur
        ------------
of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

    7.  Term of Option.  The term of each Option shall be the term stated in the
        --------------
Option Agreement. However, the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

    8.  Option Exercise Price and Consideration.
        ---------------------------------------

        (a) Exercise Price.  The per share exercise price for the Shares to be
            --------------
issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

             (i) In the case of an Incentive Stock Option

                 (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                 (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option

                  (A) granted to an Employee or Consultant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                  (B) granted to any other Employee or Consultant, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

        (b) Consideration.  The consideration to be paid for the Shares to be
            -------------
issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of
(1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.


    9.  Exercise of Option.
        ------------------

        (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted
            -----------------------------------------------
hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b)  Termination of Employment or Consulting Relationship.  Upon
              ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within the time specified in the Notice of Grant and related Option Agreement (of at least thirty (30) days), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, if such exercise occurs more than three (3) months from the date of termination, the Incentive Stock Option shall be treated for tax purposes as a Nonstatutory Stock Option. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Notice of Grant and related Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

         (c) Disability of Optionee.  Upon the termination of an Optionee's
             ----------------------
Continuous Status as an Employee or Consultant as a result of his or her Disability, the Optionee may exercise his or her Option, but only within the time specified in the Notice of Grant and related Option Agreement (of at least six (6) months), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, if such exercise occurs more than twelve
(12) months from the date of such termination, the Incentive Stock Option shall be treated for tax purposes as a Nonstatutory Stock Option. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Notice of Grant and related Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee.  Upon the death of an Optionee, the Option may
             -----------------
be exercised by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only within the time specified in the Notice of Grant and related Option Agreement (of at least six
(6) months), and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, on the date of death, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Option is not exercised within the time specified in the Notice of Grant and related Option Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) Buyout Provisions.  The Company or an affiliate of the Company may
             -----------------
at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Company or an affiliate of the Company shall establish and communicate to the Optionee at the time that such offer is made. In addition, an Option may be subject to a buy-back right of the Company or any affiliate of the Company, based on such terms and conditions as may be provided in the Option Agreement.

         (f) Rule 16b-3.  Options granted to persons subject to Section 16(b) of
             ----------
the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    10.  Non-Transferability of Options and Stock Purchase Rights.  Options and
         --------------------------------------------------------
Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    11.  Stock Purchase Rights.
         ---------------------

         (a) Rights to Purchase.  Stock Purchase Rights may be issued either
             ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator has determined that it will offer Stock Purchase Rights under the Plan, the Administrator shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator has made the determination to grant the Stock Purchase Right. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

         (b) Repurchase Option.  Unless the Administrator determines otherwise,
             -----------------
the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine; provided, however, that except in the case of Options granted to Officers, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

         (c) Other Provisions.  The Restricted Stock purchase agreement shall
             ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

         (d) Rights as a Shareholder.  Once the Stock Purchase Right is
             -----------------------
exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

    12.  Adjustments Upon Changes in Capitalization or Merger.
         ----------------------------------------------------

         (a) Changes in Capitalization.  Subject to any required action by the
             -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         (b) Dissolution or Liquidation.  In the event of the proposed
             --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator in its discretion may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale.  In the event of a merger of the Company with
             --------------------
or into another corporation, or the sale of substantially all of the assets of the Company:

             (i) Options and Stock Purchase Rights. Unless otherwise provided in
                 ---------------------------------
the Notice of Grant and Option Agreement or Restricted Stock Purchase Agreement, each Option and Stock Purchase Right may be assumed or an equivalent option or right substituted by such successor corporation (including as a "successor" any purchaser of substantially all of the assets of the Company) or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option and Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. In such event the Administrator shall notify the Optionee as soon as practicable prior to the effective date of such transaction that the Option or Stock Purchase Right shall be fully exercisable for a period of ten (10) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period if the successor corporation does not assume or substitute for such option or right. For the purposes of this paragraph, an Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

              (ii) Shares Subject to Repurchase Option.  Any Shares subject to a
                   -----------------------------------
repurchase option of the Company shall be exchanged for the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by the holders of Common Stock for each Share held on the effective date of the transaction, as described in the preceding paragraph. If in such exchange the Optionee receives shares of stock of the successor corporation or a parent or subsidiary of such successor corporation, and if the successor corporation has agreed to assume or substitute for Options as provided in the preceding paragraph, such exchanged shares shall continue to be subject to a repurchase option as provided in the Optionee's restricted stock purchase agreement. If, as provided in the preceding paragraph, the Optionees shall have the right to exercise Options as to all of the Optioned Stock covered thereby, all of the Shares that are subject to a repurchase option of the Company will automatically be released from such repurchase option.

    13.    Change in Control.
           -----------------

           (a) In the event of a Change of Control (as defined below), an Optionee shall have the right to exercise each Option and Stock Purchase Right as to all or a portion of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable on the date six (6) months after such Change of Control or earlier if an Optionee's Continuous Status as an Employee or Consultant with the successor corporation is terminated by the successor corporation as a result of an Involuntary Termination (as defined below). Thereafter, the Option or Stock Purchase Right shall remain exercisable in accordance with Section 9.

           (b) For purposes of this Section 13, the following definitions shall apply:

               (i) a "Change in Control" means the happening of any of the following events:

                   (A) Any "person", other than Catalytica, Inc., (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

                   (B) A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either
(i) are directors of the Company as of the date hereof, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

             (C) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

             (D) the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets.

         (ii)  "Involuntary Termination" shall mean any of the following events:
(A) without the Optionee's express written consent, a significant reduction of the Optionee's duties, authority or responsibilities, relative to the Optionee's duties, authority or responsibilities as in effect immediately prior to the Change in Control; (B) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the Optionee immediately prior to the Change in Control; (C) without the Optionee's express written consent, a reduction in the base salary of the Optionee as in effect immediately prior to the Change in Control; (D) without the Optionee's express written consent, a material reduction in the kind or level of employee benefits, including bonuses, to which the Optionee was entitled immediately prior to the Change in Control with the result that the Optionee's overall benefits package is significantly reduced; (E) without the Optionee's express written consent, the relocation of the Optionee to a facility or a location more than thirty (30) miles from the Optionee's then present location; (F) any purported termination of the Optionee which is not effected for Disability or for Cause (as defined below), or any purported termination for which the grounds relied upon are not valid; or (G) or any act or set of facts or circumstances which would, under California case law or statute, constitute a constructive termination of the Optionee.

         (iii) "Cause" shall mean (A) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an Employee or Consultant and intended to result in substantial personal enrichment of the Optionee, (B) Optionee's conviction of or plea of nolo contendere to a felony,
(C) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the successor corporation, or (D) following delivery to the Optionee of a written demand for performance from the successor corporation which describes the basis for the successor corporation's belief that the Optionee has not substantially performed his duties, continued violations by the Optionee of the Optionee's obligations to the successor corporation which are demonstrably willful and deliberate on the Optionee's part.

    14.  Time of Granting Options and Stock Purchase Rights.  The date of grant
         --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the grant shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is to be granted within a reasonable time after the date of grant.

    15.   Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination. The Board may at any time amend, alter,
              -------------------------
suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options or Stock Purchase Rights already granted, and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    16.   Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national market system upon which the Shares may then be listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    17.   Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    18.   Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
written agreements in such form as the Administrator shall approve from time to time.

    19.   Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is listed or traded.

    20.   Information to Optionees and Purchasers.  The Company shall provide to
          ---------------------------------------
each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                     CATALYTICA COMBUSTION SYSTEMS, INC.

                               1995 STOCK PLAN

                       EMPLOYEE STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the 1995 Stock Plan shall have the same defined meanings in this Stock Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     [OPTIONEE'S NAME AND ADDRESS]



     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                      _________________________

     Date of Grant                     _________________________

     Vesting Commencement Date         _________________________

     Exercise Price per Share          $________________________

     Total Number of Shares Granted    _________________________

     Total Exercise Price              $________________________

     Type of Option:                   ___    Incentive Stock Option

                                       ___    Nonstatutory Stock Option

     Term/Expiration Date:             _________________________


     Vesting Schedule:
     ----------------

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     12.5% of the Shares subject to the Option shall vest six months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be an Employee or Consultant on such dates.

     Termination Period:
     ------------------

     If the Optionee ceases to be an Employee or Consultant prior to the date nine months after the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, this Option shall be exercisable for one year following the date the Company becomes subject to the Exchange Act reporting requirements. If the Optionee ceases to be an Employee or Consultant on or after the date nine months after the Company becomes subject to the Exchange Act reporting requirement, this Option shall be exercisable for three months after Optionee ceases to be an Employee or Consultant. Not withstanding the above, upon Optionee's death or Disability, this Option may be exercised for one year after Optionee ceases to be an Employee or Consultant. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above in the Notice of Grant.

II.    AGREEMENT
       ---------

       1. Grant of Option. The Plan Administrator of the Company hereby grants
          ---------------
to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

       If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

       2. Exercise of Option.
          ------------------

          (a) Right to Exercise. This Option shall be exercisable during its
              -----------------
term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise.  This Option shall be exercisable by delivery
              ------------------
of an exercise notice in the form attached as Exhibit A (the "Exercise Notice")
                                              ---------
which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

         No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.  Optionee's Representations.  In the event the Shares have not been
         --------------------------
registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit
                                                                       -------
B.

     4.  Lock-Up Period.  Optionee hereby agrees that, if so requested by the
         --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5.  Method of Payment.  Payment of the aggregate Exercise Price shall be by
         -----------------
any of the following, or a combination thereof, at the election of the Optionee:

         (a) cash or check;

         (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

         (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     6.  Restrictions on Exercise.  This Option may not be exercised until such
         ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

     7.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8.  Buy-Out Right by Catalytica.
         ---------------------------

         (a) Buy-Out Right of Catalytica.  In the event of a proposed change of
             ---------------------------
control of Catalytica, Catalytica or its assignee shall have the right for a period of ninety (90) days prior to the date of the change of control and until one hundred eighty (180) days after the date of such change of control (the "Buy-Out Right") to buy out the vested and unvested portion of the Option and all Shares, if any, issued upon exercise of such Option, for a per share price equal to the Buy-Out Price. The Buy-Out Right shall automatically be assigned to any successor to Catalytica in connection with a merger, consolidation or sale of all or substantially all of the assets of Catalytica and may be assigned by Catalytica to another party (Catalytica or its assignee are referred to herein as "Catalytica"). The Buy-Out Right shall terminate one hundred eighty
(180) days after the date of such change of control, or earlier in the event that the Company sells shares of its Common Stock to the public pursuant to a registration statement filed with and declared effective by the Securities Exchange Commission under the Securities Act of 1933, as amended. The Buy-Out Price shall be determined in accordance with Section 8(b) below. Change of control is defined in Section 8(c) below. The Buy-Out Right shall be exercisable as follows:

             (i) Catalytica shall notify the Optionee in writing of its intention to exercise the Buy-Out Right and of the date and place for closing, which closing shall take place not more than sixty (60) days from the date of such notice.

             (ii) Upon closing, Catalytica shall deliver to Optionee the Buy-Out Price for the number of Shares to be bought out, including all Shares, if any, issued upon exercise of such Option, and the Option shall be canceled in its entirety.

             (iii) At its option, Catalytica may elect to make payment of the Buy-Out Price in cash or in shares of Common Stock of Catalytica. If Catalytica elects to make payment in Common Stock, the per share value of Catalytica Common Stock to be used in determining the number of shares to be delivered to Optionee shall be the average closing price of Catalytica Common Stock on the NASDAQ Stock Market or other principal market or exchange on which such Common Stock is traded as reported in The Wall Street Journal for
                                                 -----------------------
each of the preceding twenty (20) trading days.

         (b) Determination of Buy-Out Price.  The Buy-Out Price shall be the
             ------------------------------
fair market value of a share of Common Stock of the Company on the date of the notice of exercise of the Buy-Out Right as determined by the Board of Directors, less the exercise price per share for the number of Shares subject to the unexercised portion of the Option.

         (c) Change of Control.  "Change of Control means the occurrence of any
             -----------------
of the following events:

             (i) Any "person," other than Catalytica, Inc., (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of Catalytica representing 50% or more of the total voting power represented by Catalytica's then outstanding voting securities; or

            (ii) The stockholders of Catalytica approve a merger or consolidation of Catalytica with any other corporation, other than a merger or consolidation which would result in the voting securities of Catalytica outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of Catalytica or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of Catalytica approve a plan of complete liquidation of Catalytica or an agreement for the sale or disposition by Catalytica of all or substantially all Catalytica's assets.

     9.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     10.  Tax Consequences.  Set forth below is a brief summary as of the date
          ----------------
of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. Also summarized are some of the tax consequences of the exercise of the Cash-Out and Buy-Out Rights. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of NSO.  There may be a regular federal income tax
              ---------------
liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b) Exercise of ISO.  If this Option qualifies as an ISO, there will
              ---------------
be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (c)   Disposition of Shares.  In the case of an NSO, if Shares are
                ---------------------
held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (d) Notice of Disqualifying Disposition of ISO Shares.  If the
              -------------------------------------------------
Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

          (e) Exercise of Cash-Out and Buy-Out Rights.  Regardless of whether
              ---------------------------------------
the Option is an ISO or an NSO, upon the exercise of a Cash-Out Right or a Buy-Out Right the Optionee may be treated as having received compensation income (taxable at ordinary income tax rates) equal to the amount of cash or the value of the Catalytica stock received upon exercise. If Optionee is an Employee or a former Employee, the Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

     11.  Entire Agreement; Governing Law.  The Plan is incorporated herein by
          -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

     12.  No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES
          ---------------------------------
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS AN EMPLOYEE OR CONSULTANT AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                             CATALYTICA COMBUSTION SYSTEMS, INC.


----------------------------------   ---------------------------------------
Signature                            By


----------------------------------   ---------------------------------------
Print Name                           Title

----------------------------------
----------------------------------
Residence Address

                                  EXHIBIT A
                                  ---------

                               1995 STOCK PLAN

                               EXERCISE NOTICE

Catalytica Combustion Systems, Inc.
430 Ferguson Drive
Mountain View, CA 94043-5272

Attention:  [TITLE]

     1.  Exercise of Option.  Effective as of today, ______________, 19__, the
         ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ______________ shares of the Common Stock (the "Shares") of Catalytica Combustion Systems, Inc. (the "Company") under and pursuant to the 1995 Stock Plan (the "Plan") and the Stock Option Agreement dated ____________, 19____ (the "Option Agreement").

     2.  Delivery of Payment.  Purchaser herewith delivers to the Company the
         -------------------
full purchase price of the Shares, as set forth in the Option Agreement.

     3.  Representations of Optionee.  Optionee acknowledges that Optionee has
         ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.  Rights as Shareholder.  Until the issuance of the Shares (as evidenced
         ---------------------
by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

     5.  Company's Right of First Refusal.  Before any Shares held by Optionee
         --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

         (a) Notice of Proposed Transfer.  The Holder of the Shares shall
             ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

         (b) Exercise of Right of First Refusal.  At any time within thirty (30)
             ----------------------------------
days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

         (c) Purchase Price.  The purchase price ("Purchase Price") for the
             --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

         (d) Payment.  Payment of the Purchase Price shall be made, at the
             -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

         (e) Holder's Right to Transfer.  If all of the Shares proposed in the
             --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

         (f) Exception for Certain Family Transfers.  Anything to the contrary
             --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

         (g) Termination of Right of First Refusal.  The Right of First Refusal
             -------------------------------------
shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     6.  Tax Consultation.  Optionee understands that Optionee may suffer
         ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7.  Restrictive Legends and Stop-Transfer Orders.
         --------------------------------------------

         (a) Legends.  Optionee understands and agrees that the Company shall
             -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A BUY-OUT RIGHT BY CATALYTICA, INC. (OR ITS ASSIGNEE OR SUCCESSOR) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RIGHT IS BINDING ON TRANSFEREES OF THE SHARES REPRESENTED HEREBY.

          (b) Stop-Transfer Notices.  Optionee agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8.  Successors and Assigns.  The Company may assign any of its rights under
         ----------------------
this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.
Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     9.  Interpretation.  Any dispute regarding the interpretation of this
         --------------
Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     10. Governing Law; Severability.  This Exercise Notice is governed by the
         ---------------------------
internal substantive laws but not the choice of law rules, of California.

     11. Entire Agreement.  The Plan and Option Agreement are incorporated
         ----------------
herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                      Accepted by:

OPTIONEE                           CATALYTICA COMBUSTION SYSTEMS, INC.


--------------------------------   ---------------------------------------
Signature                          By


--------------------------------   ---------------------------------------
Print Name                         Title

Address:                           Address:
-------                            -------
--------------------------------   430 Ferguson Drive
--------------------------------   Mountain View, CA 94043-5272


                                   --------------------------------------
                                   Date Received

                                  EXHIBIT B
                                  ---------

                     INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:     CATALYTICA COMBUSTION SYSTEMS, INC.

SECURITY:    COMMON STOCK

AMOUNT:

DATE:


     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:

(1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


                              Signature of Optionee:


                              -------------------------------------------


                              Date:                              19
                                   ----------------------------,   ------